Exhibit 99.1

News Release

Enovis Completes Acquisition of LimaCorporate S.p.A

WILMINGTON, DE, January 3, 2024 (GLOBE NEWSWIRE)—Enovis™ Corporation (NYSE: ENOV, “Enovis” or the “Company”) an innovation-driven, medical technology growth company, today announced that it closed the acquisition of LimaCorporate S.p.A. (“Lima”), a privately held global orthopedic leader focused on restoring motion through an innovative portfolio of implant solutions.

Lima strengthens Enovis’ position in the global orthopedic reconstruction market with a complementary portfolio of proven surgical solutions and technologies, which will accelerate global growth and margin expansion. In addition, Lima’s portfolio includes 3D printed Trabecular Titanium implants and a comprehensive revision offering in shoulders, which will further strengthen the Company’s position in the fast-growing extremities market.

“We are excited to welcome Lima’s talented team to Enovis. The combination brings Enovis’ recon segment to $1 billion in revenues and creates a fast-growing innovator in the global orthopedic reconstruction market. This is another great example of how we use strategic acquisitions to accelerate our growth, add great technologies and talent to our company, and drive compounding value for our shareholders,” said Matt Trerotola, Chair, and Chief Executive Officer of Enovis.

About Enovis Corporation

Enovis Corporation (NYSE: ENOV) is an innovation-driven medical technology growth company dedicated to developing clinically differentiated solutions that generate measurably better patient outcomes and transform workflows. Powered by a culture of continuous improvement, global talent, and innovation, the Company’s extensive range of products, services, and integrated technologies fuels active lifestyles in orthopedics and beyond. The Company’s shares of common stock are listed in the United States on the New York Stock Exchange under the symbol ENOV. For additional information about Enovis, please visit www.enovis.com.

Forward-Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding the Company’s and Lima’s respective businesses, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the effects of the acquisition on the Company’s and Lima’s operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the new combined company’s operations; the potential impact of the consummation of the acquisition on relationships with customers, suppliers and other third parties; and the other factors detailed in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors,” as well as the other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact

Kyle Rose

Vice President, Investor Relations

Enovis Corporation

+1-917-734-7450

investorrelations@enovis.com

Media Contact

Katie Sweet

Vice President, Corporate Communications

Enovis Corporation

Katie.sweet@enovis.com

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